UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2018 (September 4, 2018)

ARK RESTAURANTS CORP.

(Exact name of registrant as specified in its charter)

New York	1-09453	13-3156768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Fifth Avenue

New York, New York 10003

(Address of principal executive offices, with zip code)

Registrant’s telephone number, including area code: (212) 206-8800

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Ark Restaurants Corp. (the “Company”) appointed Anthony J. Sirica as the Company’s Chief Financial Officer and as a director effective September 4, 2018. Mr. Sirica fills the board vacancy left by Robert Stewart.

Prior to his appointment, Mr. Sirica, age 55, served as the Managing Member of Forum Consulting, LLC (“Forum”), since February 2006.  Forum is a New York-based management advisory services firm that provides accounting and financial consulting services and corporate governance support primarily to issuers registered with the Securities and Exchange Commission (“SEC”) in the Tri-State area, including Ark Restaurants Corp.  Prior to his tenure at Forum, Mr. Sirica served in various capacities with the international accounting firm of BDO Seidman, LLP, including the National Business Line Leader of their risk consulting division and Audit Partner.  Mr. Sirica is a certified public accountant.

While Mr. Sirica does not have a formal employment agreement, the Company and Mr. Sirica entered into a severance letter agreement as of September 4, 2018 which is qualified in its entirety by the terms set forth in such letter agreement attached hereto as an exhibit. He will receive 20,000 options to purchase shares of the Company's common stock, subject to a vesting schedule, under the Company’s 2016 Stock Option Plan and will be entitled to participate in any such other annual bonus or incentive compensation plans or programs and any retirement and other benefit plans and programs as may be in effect or adopted by the Company from time to time.

Mr. Sirica does not have any family relationship with any members of the Company’s Board of Directors or any executive officer. Aside from his prior service to the Company through an unrelated, third party firm, there are no relationships or related transactions between Mr. Sirica and the Company that would be required to be reported.

Item 9.01.	Financial Statements and Exhibits.

Exhibits

10.1       Severance Letter Agreement effective September 4, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARK RESTAURANTS CORP.

/s/ Michael Weinstein
	By:	Name: Michael Weinstein
Title: Chief Executive Officer

Date: September 7, 2018